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                                  Exhibit 23.6



                         Consent of Arthur Andersen LLP





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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Electronic Associates, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 3, 1995 on the financial statements of Tanon Manufacturing, Inc. included in Electronic Associates, Inc.'s Form 8-K dated May 24, 1995 and to all references to our Firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP
                                                       ------------------------
                                                       ARTHUR ANDERSEN LLP


San Jose, California
January 12, 1996